Development Costs	12 Months Ended
Dec. 31, 2017
Development Costs
Development Costs

18. Development costs

Research and development costs amounted to EUR 4.2 million in 2017, as compared with EUR 4.6 million in the prior year. This reduction in costs is primarily the result of a decrease in FDA fees to maintain the U.S. approval in 2017 as compared to prior year.

Research and development costs in 2016 amounted to EUR 4.6 million, a reduction of EUR 1.6 million, or 25%, as compared to 2015. The decrease mainly reflects the EUR 2.1 million submission fee (PDUFA fee) paid at submission of the application for approval to the FDA during the first half of 2015. The FDA reimbursed this fee in March 2016, with the credit being reported under the other income item